Exhibit No. 99

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                                         WFMBS MORTGAGE LOAN POOL
                            20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                     RELO & NON-RELOCATION MORTGAGES
                                           WFMBS SERIES 2003-E
                                        POOL PROFILE (04/11/2003)

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                                                       ----------------------       ----------------------
                                                             10/1 POOL                    TOLERANCE
                                                       ----------------------       ----------------------
AGGREGATE PRINCIPAL BALANCE                                     $269,705,773                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                           1-May-03                          N/A
INTEREST RATE RANGE                                             4.375 - 6.25                          N/A
GROSS WAC                                                             5.525%                (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE
                                                                    37.5 BPS
MASTER SERVICING FEE                                                 1.0 BPS ON SECURITIZATION ONLY
WAM (in months)                                                          357                (+/- 2 months)

WALTV                                                                    62%                 (maximum +5%)

CALIFORNIA PERCENT                                                       48%                 (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                                           1%                (maximum  +3%)

AVERAGE LOAN BALANCE                                                $536,194            (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                     $998,956          (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                                               14%                (maximum  +5%)

PRIMARY RESIDENCE PERCENT                                                97%                 (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                                           92%                 (minimum -5%)

FULL DOCUMENTATION PERCENT                                               52%                 (minimum -5%)

WA FICO                                                                  735                 (minimum -10)

UNINSURED > 80% LTV PERCENT                                               0%                 (maximum +3%)

RELOCATION PERCENT                                                        1%                 (minimum -5%)

GROSS MARGIN                                                          2.750%                 (+ / - 5 bps)

GROSS LIFECAP                                                        10.525%                (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                                                   118              (+ / - 3 months)

INTEREST ONLY PERCENT                                                     0%                (maximum  +5%)

              THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                 MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                 WFMBS MORTGAGE LOAN POOL
                                    20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                             RELO & NON-RELOCATION MORTGAGES
                                                   WFMBS SERIES 2003-E
                                                   PRICING INFORMATION
                                                POOL PROFILE (04/11/2003)
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
COLLATERAL                              All Mortgage Loans will Index off the One Year CMT.
                                  None of the Mortgage Loans have a convertibility feature.
          Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                             Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                          TBD by Wells Fargo

PASS THRU RATE                                           Net WAC or Ratio Stripped/Variable

STRUCTURE                                              TO CONFORM TO WFMBS 2002-B or 2002-F
                                                                      EXCEPT AS NOTED BELOW
                               (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                             9-May-03                     5:00 PM

PRICING DATE                                                                            TBD

SETTLEMENT DATE                                                                   28-May-03

ASSUMED SUB LEVELS                                                       Rating Agency      AGG Level
Levels and Rating Agencies for                                  AAA      Moody's/Fitch        2.85%
2003-E to be determined by                                       AA          Fitch            1.50%
Wells Fargo                                                       A          Fitch            0.85%
                                                                BBB          Fitch            0.55%
                                                                 BB          Fitch            0.35%
                                                                  B          Fitch            0.20%

                                                                    Note:  AAA Class will be rated by two rating agencies.
                                                                    AA through B Classes will be rated by one rating agency.


NOTE:  PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2003-E STRUCTURE:
CLASS A OPTIMAL AMT:  CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN
CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETERMINATION DATE FOR CALC'D CLASS A PP%



* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS, BUYDOWN LOANS, AND MANUFACTURED HOMES.
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WFMBS CONTACTS                                                      Brad Davis (301) 846-8009
                                                                    Gretchen Markley (301) 846-8356
                                                                    Mike Miller (301) 815-6397




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                                              WFASC DENOMINATION POLICY
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TYPE AND DESCRIPTION OF CERTIFICATES                                         MINIMUM         PHYSICAL        BOOK ENTRY
                                                                           DENOMINATION    CERTIFICATES     CERTIFICATES
                                                                              (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex         $25,000          Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                            $100,000         Allowed         Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit           $100,000         Allowed         Allowed
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                   (2)            Allowed         Allowed

Leveraged Inverse Floater IO                                                   (2)           Required       Not Allowed

Residual Certificates                                                          (3)           Required       Not Allowed

All other types of Class A Certificates                                        (5)              (5)             (5)



CLASS B (Investment Grade)                                                   $100,000         Allowed         Allowed

CLASS B (Non-Investment Grade)                                               $250,000        Required       Not Allowed
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
(1)  WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2)  IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)  100% percentage interest for non-economic residuals.

(4)  Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion
     Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)  Underwriter must obtain WFASC's approval.
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